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                                FIRST EAGLE FUNDS

                             First Eagle Global Fund
                            First Eagle Overseas Fund
                           First Eagle U.S. Value Fund
                              First Eagle Gold Fund
                           First Eagle Fund of America

                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                        SUPPLEMENT DATED JANUARY 4, 2006
           TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2005


This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2005. Please review these matters carefully.

                        DISTRIBUTOR OF THE FUNDS' SHARES

         In particular, the fifth and sixth paragraphs of the section of the Statement of Additional Information titled Distributor of the Funds' Shares have been replaced and will now read as follows:

         A Fund may, under policies approved by the Trust's Board of Trustees, from time to time, enter into arrangements with institutions to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) where a number of persons hold Fund shares through omnibus or other 'street name' accounts registered with the Fund's transfer agent, DST Systems, Inc. ('DST'). Under those arrangements, a Fund may compensate the institution rendering such services on a per sub-account basis, as an asset-based fee, as a sales fee or in some cases through a combination of the three. Such compensation paid by the Fund does not amount in aggregate for more than what otherwise would have been paid to DST for the same services. For the twelve-month period ended September 30, 2005, total sub-transfer agency payments of this nature made by the Funds were approximately $9 million. Additional payments relating to sub-transfer agency services are paid by the Distributor, the Adviser or an affiliate out of its or their own resources, as described below under the heading "Revenue Sharing."

                                 Revenue Sharing

         The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make cash payments - sometimes referred to as "revenue sharing" - to broker dealers or financial intermediaries for various reasons. These payments may support the delivery of services to the Funds or to shareholders in




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         the Funds, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Funds and/or to promote retention of customer assets in the Funds. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Funds, including, without limitation, advertising, access on the part of the Distributor's personnel to sales meetings, sales representatives and/or management representatives of the broker dealer or other financial intermediary, as well as inclusion of the Funds in various promotional and sales programs. Marketing support services also may include business planning assistance, educating broker dealer personnel about the Funds and shareholder financial planning assistance.

         Revenue sharing payments may include any portion of the sub-transfer agency fees described in the paragraph immediately preceding this revenue sharing discussion that exceed the costs of similar services provided by the Funds' transfer agent, DST. Such excess sub-transfer agency payments are paid by the Distributor, the Adviser or an affiliate out of its or their own resources. For the twelve-month period ended September 30, 2005, the three firms receiving the largest such excess payments from these parties, in descending order of the size of the payments, were Charles Schwab & Co., Inc., Financial Data Services, Inc. (an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Inc.), and Pershing LLC. Because these payments will vary according to a number of factors (including, for example, numbers of shareholder accounts serviced), this listing of firms can be expected to change in order and composition from time to time.

         Revenue sharing also may include any other payment requirement of a broker dealer or another third-party intermediary, including certain agreed upon "finder's fees" as described in greater detail in the Prospectus. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a fixed dollar amount; or (iv) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope.

         The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by a Fund's investment adviser, as well as for costs of organizing and holding such meetings. The Funds and/or such related parties to the Funds also may make payments to or on behalf of brokers or their




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         representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules.

         As of the date of this Supplement, the parties with whom the Distributor, the Adviser and/or an affiliate of either have entered into written agreements to make revenue sharing payments with respect to the Funds are as follows (such payments not including, for this purpose, "finders' fees" paid, the sub-transfer agency payments described above, and payments for entertainment, training and education activities for the brokers and broker representatives, their investment professionals and/or their clients or potential clients):

                  Parties Having Revenue Sharing Agreements
                  with the Distributor, the Adviser or an Affiliate
                  -------------------------------------------------

                  Citigroup Global Markets, Inc.
                  Morgan Stanley Dean Witter, Inc.
                  Raymond James Financial Services, Inc.
                  UBS Financial Services, Inc.

         The above-listed revenue sharing counterparties may change from time to time.

         Shareholders or prospective investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Funds relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly.

                         COMPUTATION OF NET ASSET VALUE

         The second and third paragraphs of the section of the Statement of Additional Information titled Computation of Net Asset Value on page thirty have been replaced and will now read as follows:

         A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price). Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on





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         such date, valuation will be at such bid or asked price), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ('NOCP')).

         Commodities (such as physical metals) are valued at the price of the last sale on the COMEX exchange as of the close of business on the date on which the assets are valued. Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

         All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone and the last asked price alone when no last bid price is available. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

         A make-up sheet showing the computation of the total offering price, using as a basis the value of the Funds' portfolio securities and other assets and their outstanding securities as of October 31, 2004, appears as the Statement of Assets and Liabilities for the Funds.

         London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed by the Adviser to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be 'stale' as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be 'fair valued' in accordance with procedures approved by the Board of Trustees. Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported




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         market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds.

                                     * * * *

         The information in this Supplement modifies the First Eagle Funds' Statement of Additional Information dated March 1, 2005. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Statement of Additional Information entitled "Distributor of the Funds' Shares" and "Computation of Net Asset Value".





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